Microsoft Word 10.0.2627;U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 10, 2007

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                           Commission File No. 0-27382

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                       CAPITAL MARKETS TECHNOLOGIES, INC.
   (Formerly Known as Fintech Group, Inc., Gentech Pharma, Inc. ; formerly known as Netmaximizer.com and formerly known as RLN Realty Associates, Inc.)
           (Name of small business issuer as specified in its charter)

                               Florida 65-0907899
             State of Incorporation IRS Employer Identification No.

         200 South Michigan Avenue, Suite 2100, Chicago, Illinois 60604
                    (Address of principal executive offices)

         Registrant's telephone number, including Area Code 312-533-0230 Securities registered pursuant to Section 12(b) of the Act: None
                                      Securities registered pursuant to Section
12(g) of the Act:

                          Common Stock, $.001 Par Value

Change in Accountant

Item 4.01 Changes in Registrant's Certifying Accountant.

On November 15, 2006, Madsen & Associates, CPA's Inc. ("Madsen") was appointed as the independent auditor for Capital Markets Technologies, Inc. (the "Company") commencing with the years ending December 31, 2001, 2002, 2003, 2004, 2005, and 2006 and Rachlin Cohen & Holtz LLP ("Rachlin") were dismissed as the independent auditors for the Company as of the day of dismissal. The decision to change auditors was approved by the Company's Board of Directors on September 15, 2006.

The report of Rachlin on the financial statements for either of the two most recent completed fiscal years (December 31, 1999 and December 31, 2000) did not contain any adverse opinion or disclaimer of opinion and was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2 to the financial statements, the Company is subject to certain risks and uncertainties, which conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of these risks and uncertainties." During the Company's two most recent completed fiscal years and during the subsequent 3 quarters ending September 30, 2001, there were no disagreements with Rachlin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Rachlin, would have caused it to make reference to the subject matter of the disagreements in connection with its report with respect to the financial statements of the Company. During the Company's two most recent completed fiscal years and during the subsequent 3 quarters ending September 30, 2001 there were no "reportable events" as such term is described in Item 304(a) (1) (v) of Regulation S-B under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company. During the Company's two most recent completed fiscal years and during the 3 quarters ending the Company did not consult with Madsen. with respect to the Company regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B under the Exchange Act and the related instructions to Item 304 of Regulation S-B) or a "reportable event" (as such term is described in Item 304(a)(1)(v) of Regulation S-B), or (iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B. The Company has furnished a copy of this Report to Rachlin and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from Rachlin will be submitted when received.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


By /s/ Pasquale Ceci
President

By /s/ Jack Bourourdjian
Chairman of the Board







May 10, 2007